
                                      Office of the United States Trustee
-----------------------------------------------------    ------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                 --------------------------------------
Irvine, CA  92618
                                                         Statement Number:     7
                                                                           ----------
                                         Debtor.
                                                         For the period     FROM:            9/1/00
----------------------------------------------                                        -------------
Chapter 11 Case No.:    SA00-12645RA                                        TO:              9/30/00
                     -------------------------                                        --------------
-----------------------------------------------------    ------------------------------------------------------------

                                                                 ------------------ --------------- -----------------
                                                                      General          Payroll            Tax
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                              Account          Account          Account
                                                                 ------------------ --------------- -----------------
A.       Total Receipts per all Prior Interim Statements           $3,662,579.09     $275,327.00           $200.00
                                                                 ------------------ --------------- -----------------
B.       Less:  Total Disbursements per all Prior Statements        1,319,034.12      263,722.93             -0-
                                                                 ------------------ --------------- -----------------
C.       Beginning Balance (A less B)                               2,343,544..97      11,604.07            200.00
                                                                 ------------------ --------------- -----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                                  163,117.53       67,000.00             -0-
                                                                 ------------------ --------------- -----------------
E.       Balance Available (C plus D)                               2,506,662.50       78,604.07            200.00
                                                                 ------------------ --------------- -----------------
F.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Date       Check No.       Payee/Purpose
         ----       ---------       -------------
                  SEE ATTACHMENT #1

         TOTAL DISBURSEMENTS THIS PERIOD:                             224,285.39       63,972.82             -0-
                                                                 ------------------ --------------- -----------------
G.       Ending Balance (E less F)                                 $2,282,377.11      $14,631.25           $200.00
                                                                 ------------------ --------------- -----------------

H.  (1)  General Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011381
                                 ---------------------------------------------
    (2)  Payroll Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011111
                                 ---------------------------------------------
    (3)  Tax Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011031
                                 ---------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1,500
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



I, (Name/Title: Judy McCall/Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:     10-16-00
        -------------------
                                                ________________________________
                                                Debtor in Possession or Trustee


                                      Office of the United States Trustee
-----------------------------------------------------    ------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                 --------------------------------------
Irvine, CA  92618
                                                         Report No. :               7                Page 1 of 3
                                                                           ------------------
                                         Debtor.
                                                         For the period FROM:                9-1-00
----------------------------------------------                                        -------------
Chapter 11 Case No.:        SA00-12645RA                                       TO:           9-30-00
                      ------------------------                                        --------------
-----------------------------------------------------    ------------------------------------------------------------


1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                 [SEE ATTACHMENT TWO]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------


            DEBTOR IN POSSESSION OPERATING REPORT NO.:   7   PAGE 3 OF 3
                                                       -----

2.   Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):  (SEE ATTACHMENT #3, #4)

                                                            ---------------------------- ----------------------------
                                                                 Accounts Payable            Accounts Receivable
                                                            ---------------------------- ----------------------------
                    Current            Under 30 Days                     $97,585.25                     $1,311
                                                            ---------------------------- ----------------------------
                    Overdue            31-60 Days                        118,815.16                        775
                                                            ---------------------------- ----------------------------
                    Overdue            61-90 Days                         81,500.00                          0
                                                            ---------------------------- ----------------------------
                    Overdue            91-120 Days                       109,452.82                          0
                                                            ---------------------------- ----------------------------
                    Overdue            Over 121 Days                     282,226.52                  5,311,327
                                                            ---------------------------- ----------------------------
                    TOTAL                                               $689,579.75                 $5,311,327
                                                            ---------------------------- ----------------------------


3.   Statement of Status of Payments to Secured Creditors and Lessors:    (SEE ATTACHMENT # 5)

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due             Number            Amount
---------------------------------- ------------------- --------------- --------------- --------------- ---------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             --------------------------------------------------------------------------------------


4.       Tax Liability:
                  Gross Payroll Expense for Period:                    $        35,993.71
                                                                        -------------------------
                  Gross Sales for Period Subject to Sales Tax          $        32,285.45
                                                                        -------------------------

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        9-21-00, 10-5-00                    $5,061.17                 $5,432.44
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          9-21-00, 10-5-00                       918.73                    997.52
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    Not Paid                                -0-                    7,919.59
                                             ------------------------------------------------- -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made

                                                  (SEE ATTACHMENT #6)

5.   Insurance Coverage:  (SEE ATTACHMENT #7)

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Glen Carlson       $1M, $1M, $1M              10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Liability                           Fed. Ins. Co.          $4 M ea., $4M agg.         10/1/00            10/1/00
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ----------------------------------------------------------------------------------
Property & General Liability        Fed. Ins. Co.                                     10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Theft                               Fed. Ins. Co.          $75K & $75K                10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Life (Beneficiary:  Employees)      UNUM                   1 x annual pay             11/1/00            8/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Vehicle  (Hired)                    Fed. Ins. Co.          $1M                        10/1/00            10/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial             $500K & $500K              10/1/00        Until Cancelled
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l. Specialty    $2M ea., $2M agg          10/18/00           10/18/00
                                    ---------------------- --------------------- ------------------ ------------------
  D&O Rock River & Lloyd's          London                 $10,000,000               12/10/00           12/10/00
                                    ---------------------- --------------------- ------------------ ------------------

            DEBTOR IN POSSESSION OPERATING REPORT NO.:   7   PAGE 3 OF 3
                                                       -----

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     |_|  :  Yes  Explain:
                            ---------------------------------------------------
     |X|  :  No

     B. Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     |_|  :  Yes     Explain:
                               ------------------------------------------------
     |X|  :  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                 Amount Paid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Marten, Olson & Bear                         Attorney                               $60,568.34
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                               491,611.00
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop & Couchet                                   Attorney                                93,000.00
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

    ----------------------------------------------------------------------------
    None
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
                         Total
       Quarterly      Disbursements                        Date           Amount                      Quarterly Fee
     Period Ending     for Quarter     Quarterly Fee       Paid            Paid         Check No.      Still Owing
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    3/31/00               69,828.68            500.00           4/27         500.00     10035, 10038        0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    6/30/00              790,304.81          3,750.00           7/19       3,750.00     10352               0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    9/30/00              683,186.02          3,750.00          10-16       3,750.00     10567               0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------


I, (Name/Title: Judy McCall/Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   10/16/00
        -------------------
                                                 _______________________________
                                                 Debtor in Possession of Trustee

                                  ATTACHMENT #2

1. Profit and Loss Statement (Accrual Basis Only)

A. Related to Business Operations
 Gross Sales                                                         151,592.55
 Less: Sales Returns and Discounts                                         -
                                                                  --------------
 Net Sales                                                           151,592.55
 Less: Cost of Goods Sold:
 Beginning Inventory at Cost
 Add: Purchases
 Less:  Ending Inventory at Cost
 Cost of Goods Sold                                                  101,012.94
                                                                  --------------
 Gross Profit                                                         50,579.61
 Other Operating Revenues                                                  -
 Less: Operating Expenses:
 Officer Compensation                                                 19,792.00
 Salaries and Wages-Other Employees                                   11,335.51
                                                                  --------------
 Total Salaries and Wages                                             31,127.51
 Outside Services                                                     66,237.38
 Board of Directors Fees                                              11,500.00
 Employee Benefits and Pensions                                          820.12
 Payroll Taxes                                                         2,015.71
 Real Estate Taxes
 Federal and State IncomeTaxes
                                                                  --------------
 Total Taxes                                                           2,015.71
 Rent and Lease Expense                                               22,179.78
 Interest Expense
 Insurance
 Automobile Expense
 Utilities
 Depreciation                                                        130,143.51
 Repairs and Maintenance
 Hiring expense
 Vacation expense
 Advertising
 Supplies, Office Expense, Photocopies, etc                              135.00
 Bad Debts
 Miscellaneous Operating Expenses:
 Legal                                                                 5,900.00
 Travel                                                                1,414.56
 Entertainment                                                            95.84
 Securities expense                                                    2,142.50
 ADP fees
 Other                                                                   763.88
                                                                  --------------
 Total Miscellaneous Operating Expenses                               10,316.78
                                                                  --------------
 Total Operating Expenses                                            274,475.79
                                                                  --------------
 Net Gain/Loss from Business Operations                             (223,896.18)
                                                                  ==============

B. Not Related to Business Operations
 Income:
 Interest Income
 Other Non-Operating Revenues
 Gross Proceeds on Sale of Assets
 Less: Original Cost of Assets plus Expense of Sale
                                                                  --------------
 Net Gain/Loss on Sale of Assets                                           -
                                                                  --------------
 Total Non-Operating Income                                                -
                                                                  --------------
 Expenses Not Related to Business Operations:
 Legal and Professional Fees                                          81,000.00
 Other Non-Operating Expenses
                                                                  --------------
 Total Non-Operating Expenses                                         81,000.00
                                                                  --------------
 NET INCOME/LOSS FOR PERIOD                                         (304,896.18)
                                                                  ==============

                                    ATTACHMENT #3


Vendors                                                             Amount
--------------------------------------------------------------------------------
Knobbe Marten Olson & Bear                                         60,568.34
O'Melveny & Myers                                                 491,611.00
Winthrop  & Couchot                                                93,000.00
Magnum Group                                                       25,000.00
Quoc Phan                                                             108.00
Efrain Gonzalez                                                       490.00
Irvine Ranch Water District                                           100.57
Jill Nester                                                         1,073.00
Donna Chandler                                                      2,675.00
Blue Shield of California                                           2,633.46
Pacific Bell                                                        1,422.28
Dewey Pest                                                             88.00
Intercall                                                             748.63
LA Times                                                            1,864.80
VSP                                                                   277.08
Tax Agencies                                                        7,919.59
--------------------------------------------------------------------------------
Total                                                             689,579.75

(1) Various Sales Tax Agencies

                                 ATTACHMENT # 5

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------
                                          Frequency
                                          of Payments      Amount      Next             Post Petition
    Creditor/                             per Contract/    of Each     Payment        Payments Not Made
                                                                                  --------------------------
    Lessor                                Lease            Payment     Due        Number      Amount (1)
------------------------------------------------------------------------------------------------------------
   1 The Irvine Company                   Monthly         38,241.00     01-Oct
   2 Konica                               Monthly            217.58     11-Oct
   3 Konica                               Monthly            328.31     11-Oct
   4 Konica                               Monthly            388.42     27-Oct
   5 Pitney Bowes Credit Corporation      Quarterly        1,395.00                 7              2,790.00
   6 Steelcase Financial Services         Monthly            381.94     15-Oct
   7 Dell                                 Monthly            965.83                 7              5,483.42
   8 Green Tree                           Monthly            778.23                 7              4,418.34
   9 IC Capital                           Monthly            483.78                 7              2,746.62
  10 Intelenet                            Monthly            474.00     15-Oct
-----------------------------------------------------------------------------------------------------------

* Explanation for Non-Payment:     Premier Laser Systems negotiating with vendor
                                   ---------------------------------------------